SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 16, 2004

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (763) 764-7600

Item 5.    Other Events.

        On January 16, 2004, the Registrant entered into Amendment No. 3 (the “Amendment”) to the Five-Year Credit Agreement, dated January 24, 2001, (the “2001 Credit Agreement”) among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto. The text of the Credit Agreement was originally filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended February 25, 2001.

        Amendment No. 3 to the 2001 Credit Agreement is attached hereto as Exhibit 99.1.

        On January 20, 2004, the Registrant entered into a Five-Year Credit Agreement (the “2004 Credit Agreement”), among the Registrant, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A., as Syndication Agent and the other financial institutions party thereto.

        The 2004 Credit Agreement is attached hereto as Exhibit 99.2.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibit.

(c)	Exhibits. The following exhibits are filed as part of this report:

99.1	Amendment No. 3, dated as of January 16, 2004, to the Five-Year Credit Agreement, dated as of January 24, 2001, among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto.

99.2	Five-Year Credit Agreement, dated as of January 20, 2004, among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2004	GENERAL MILLS, INC.
	By:	/s/ Siri S. Marshall

	Name:	Siri S. Marshall
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amendment No. 3, dated as of January 16, 2004, to the Five-Year Credit Agreement, dated as of January 24, 2001, among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto

99.2	Five-Year Credit Agreement, dated as of January 20, 2004, among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto